Subsequent event	12 Months Ended
Dec. 31, 2024
Subsequent event
Subsequent event

24. Subsequent event

On April 16, 2025, the Board approved the Company to distribute a special cash dividend of US$40 million (RMB292.0 million) to the holders of its common shares and ADSs.

On April 16, 2025, the Board approved the Company’s phased wind-down of its credit card recommendation services and other non-core business activities (the “Business Adjustment”). The Directors considered the merits of the proposed business adjustments and determined that such changes align with the Company’s long-term objectives. The Board believes these adjustments will strengthen the Company’s focus on its core competencies and enhance shareholder value. The Company is currently conducting a comprehensive assessment on the execution plan and evaluating the potential impact on the relevant business.